Investments Held in Trust	6 Months Ended
Jun. 30, 2013
Investments Held In Trust [Abstract]
Investments Held In Trust [Text Block]
Note 4 — Investments Held in Trust

Substantially all of the net proceeds from the Offering are intended to be generally applied toward consummating a Business Combination. Management agreed to place the net proceeds from the Offering into the Trust Account until the earlier of (i) the completion of a Business Combination or (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages execute agreements with the Company waiving any right in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements.